                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                         DATE OF REPORT - APRIL 7, 1999
                        (Date of earliest event reported)



                        ALKERMES CLINICAL PARTNERS, L.P.
             (Exact name of Registrant as specified in its charter)



        DELAWARE                     0-26758                     043-145043
(State of incorporation)     (Commission file number)          (IRS employer
                                                               identification
                                                                   number)



                64 SIDNEY STREET, CAMBRIDGE, MASSACHUSETTS 02139
               (Address of principal executive offices, zip code)


                            AREA CODE (617) 494-0171
                               (Telephone number)

ITEM 5.  OTHER INFORMATION.

         As reported in the April 7, 1999 press release of Alkermes, Inc. (the "Company"), who is developing Cereport(TM) (RMP-7) on behalf of Alkermes Clinical Partners, L.P. pursuant to a Product Development Agreement dated as of March 6, 1992, the Company announced its plans to discontinue study ALK01-040, a Phase III clinical trial of Cereport and the chemotherapeutic agent carboplatin for the treatment of newly diagnosed brain tumor patients. The entire text of the Company's press release is incorporated by reference herein and a copy has been filed as an exhibit to this report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


         (c)      Exhibits

                  99       Press Release, dated April 7, 1999

                                   SIGNATURES



         Pursuant to requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




Dated: April 8, 1999                       Alkermes Clinical Partners, L.P.

                                           By its General Partner
                                           Alkermes Development Corporation II


                                           By: /s/ James M. Frates
                                               ---------------------------------
                                               James M. Frates
                                               Vice President, Chief Financial
                                               Officer, Treasurer and Assistant
                                               Secretary

                        Alkermes Clinical Partners, L.P.

                           CURRENT REPORT ON FORM 8-K

                                  EXHIBIT INDEX


                                                                   Sequentially
Exhibit No.                           Exhibit                      Numbered Page
-----------                           -------                      -------------


99                      Press Release, dated April 7, 1999